UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2017

WCI Communities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36023	27-0472098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24301 Walden Center Drive

Bonita Springs, Florida, 34134

(Address of principal executive offices) (Zip Code)

(239) 947-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 15, 2017, New York Stock Exchange LLC (the “NYSE”) notified the Securities and Exchange Commission (the “SEC”) of its intention to remove the entire class of WCI Communities, Inc. (the “Company”) common stock from listing and registration on the NYSE effective at the opening of business on February 27, 2017. The NYSE made this notification by filing with the SEC a Notification of Removal from Listing and Registration on Form 25.

Item 8.01	Other Events.

On February 15, 2017, the Company commenced an offer to repurchase any or all of its outstanding 6.875% Senior Notes due 2021 for 101% of their principal amount plus accrued but unpaid interest to the date the repurchase price is paid. Unless it is extended by the Company, the offer will expire on March 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 17, 2017	WCI COMMUNITIES, INC.

	By:	/s/ Bruce Gross
	Name:	Bruce Gross
	Title:	Vice President and Chief Financial Officer